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                                                                 EXHIBIT 10.10



                                PMC CAPITAL, INC.
                         1997 EMPLOYEE STOCK OPTION PLAN


         PMC Capital, Inc., a Florida corporation (the "Company"), hereby establishes and adopts the following Employee Stock Option Plan (the "Plan").

                                    RECITALS

                  a) The Company desires to encourage high levels of performance by the individuals who are key to the success of the Company and to encourage such individuals to remain in the employ of the Company and its subsidiaries by increasing their proprietary interest in the Company's growth and success.

                  b) To attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of incentive awards through grants of stock options ("Options") to those individuals whose judgment, initiative and efforts are responsible for the success of the Company.

         NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

                                   ARTICLE 1.

                              PURPOSE OF THE PLAN

         1.1. Purpose. The purpose of the Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of the Company's shares of common stock (the "Shares") by selected individuals whose judgment, initiative and efforts are responsible for the success of the Company and to help the Company retain the services of such individuals. Options granted under the Plan will be either "incentive share options," intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"), or "nonqualified share options." For purposes of the Plan, the term "subsidiary" shall mean "subsidiary corporation," as such term is defined in Section 424(f) of the Code, and "affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


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                                   ARTICLE 2.

                           SHARES SUBJECT TO OPTIONS

         2.1.  Number of Shares. Subject to the adjustment provisions of
Section 5.11 hereof, the aggregate number of Shares which may be issued under Options, whether as incentive share options or nonqualified share options, shall not exceed, in the aggregate with all shares issuable pursuant to options granted under the Company's 1997 Director Stock Option Plan, 6% of the then outstanding Shares of the Company. If, and to the extent that, Options granted under the Plan terminate, expire or are canceled without having been exercised, new Options may be granted under the Plan with respect to the Shares covered by such terminated, expired or canceled Options, provided that the granting and terms of such new Options shall in all respects comply with the provisions of the Plan. No Options to purchase fractional Shares shall be granted or issued under the Plan.

         2.2. Character of Shares. Shares delivered upon the exercise of Options may be authorized and unissued Shares or issued Shares held in the Company's treasury, or both.

         2.3. Reservation of Shares. There shall be reserved at all times for sale under the Plan an aggregate number of Shares equal to the maximum number of Shares which may be purchased pursuant to Options granted, or that may be granted, under Article 4 hereof.

                                    ARTICLE 3.

                                   ELIGIBILITY

         3.1.     Options to Employees.

                  a) Participants who receive Options under Article 4 hereof shall consist of directors who are officers of the Company, officers and key employees of the Company and to the directors, officers and key employees of any of the Company's subsidiaries.

                  b) No Option which is intended to qualify as an incentive share option may be granted to any employee who, at the time of such grant, owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any of its subsidiaries or affiliates, unless at the time of such grant, (i) the option price is fixed at not less than 110% of the Fair Market Value (as hereinafter defined) of the Shares subject to such Option, determined on the date of the grant, and
         (ii)the exercise of such Option is prohibited by its terms after the expiration of five (5) years from the date such Option is granted.


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                                   ARTICLE 4.

                                    OPTIONS

         4.1.     Administration.

                  a) The Plan, with respect to all Options granted pursuant to this Article 4, shall be administered by a committee (the "Committee") consisting of not fewer than two "non-employee directors" (as defined under Section 16, and the rules promulgated thereunder, of the Exchange Act) as designated by the Board of Directors of the Company. The Board of Directors of the Company may remove from, add members to or fill vacancies in the Committee. b) The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members.

                  c) Subject to the provision of the Plan, the Committee shall have authority, in its sole discretion to interpret the provisions of the Plan and, subject to the requirements of applicable law, including Rule 16b-3, to prescribe, amend and rescind rules and regulations relating to it as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders, directors, employees and Plan participants.

         4.2. Grant of Options. The Committee shall determine, within the limitations of the Plan, the employees (including directors who are also employees) of the Company and its subsidiaries and affiliates to whom Options are to be granted under this Article 4, the number of Shares that may be purchased under each such Option, the Option period and when and in what increments Shares covered by the Options may be purchased. The Committee shall designate such Options at the time of the grant as either incentive share options or nonqualified share options; provided, however, that any Options granted to employees of any subsidiary of the Company may only be nonqualified share options. All Options granted pursuant to this Article 4 shall be authorized by the Committee and shall be evidenced in writing by stock option agreements ("Stock Option Agreements"), substantially in the form attached hereto as Appendix A. The Stock Option Agreements shall contain such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan, and, with respect to any Stock Option Agreement granting Options which are intended to qualify as incentive share options, are not inconsistent with Section 422 of the Code. Granting of an Option pursuant to this Article 4 shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article 4 may hold more than one Option granted pursuant to this Article 4 at the same time and may hold both incentive share options and nonqualified share options at the same time.



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         4.3.  Option Price. Subject to Section 3.1(b) hereof, the Option price per each Share purchasable under any Option granted pursuant to this Article 4 shall not be less than 100% of the Fair Market Value of such Share on the date of the grant of such Option. With respect to any individual, the aggregate Fair Market Value (determined at the time the Option is granted) of Shares with respect to which incentive share options may be granted under this Plan, or any other plan of the Company or any subsidiary, which Options are exercisable for the first time during any calendar year, may not exceed $100,000.

         4.4. Excercisability of Option. No Option granted under the Plan shall be exercisable in any part until the first anniversary of the date of grant of the Option. Provided that the Optionee is not in breach or default under the Stock Option Agreement, the right to exercise the Options shall accrue and the Optionee may purchase the shares subject to the Option in accordance with the terms set forth in the Stock Option Agreement.

                                   ARTICLE 5.

                         GENERALLY APPLICABLE PROVISIONS

         5.1. Option Period. Subject to Section 3.1(b), the period for which an Option is exercisable shall be determined by the Committee in its sole discretion. Notwithstanding the foregoing, each Option granted under this Plan shall expire not more than five (5) years from the date such Option is granted. After the Option is granted, the Option period may not be reduced.

         5.2. Fair Market Value. If the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, the "Fair Market Value" of a Share as of a specified date shall mean the average of the high and low sales prices of the shares for the day immediately preceding the date as of which Fair Market Value is being determined (or if there was no reported sale on such date, on the past preceding date on which any reported sale occurred) reported on the principal securities exchange on which the Shares are listed or admitted to trading. If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the average of the high and low sales prices for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee in its sole discretion using appropriate criteria. An Option shall be considered granted on the date the Committee acts to grant the Option or such later date as the Committee shall specify.


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         5.3.  Exercise of Options. Options granted under the Plan shall be exercised by the grantee thereof (the "Optionee") (or by his or her executors, administrators, guardian or legal representative, as provided in Sections 5.6 and 5.7 hereof) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made within five
(5) business days following the date of exercise and shall be made (i) in cash or by certified check or bank check, (ii) with the consent of the Committee, by tendering previously acquired Shares (valued at their Fair Market Value, as determined by the Committee as of the date of tender), or (iii) with the consent of the Committee, any combination of (i) and (ii); provided, however, that payment may not be pursuant to (ii) above unless the Optionee shall have owned the Shares being tendered in payment for a period of at least six months prior to the date of exercise of the Option. Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company.

         5.4. Non-Transferability of Options. No Option shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee or his guardian or legal representative.

         5.5. Termination of Employment. In the event of the termination of employment of an Optionee for any reason (other than death or disability as provided below), any Option(s) granted to such Optionee under the Plan shall be deemed canceled and terminated on the day following the thirty day period commencing on the date of such termination, unless earlier terminated pursuant to its terms; provided, however, if such termination is attributable to fraud, embezzlement, theft or other misconduct injurious to the Company or its subsidiaries or affiliates, any Option(s) granted to him and not previously exercised or expired shall be deemed canceled and terminated as of the date of such termination. The Committee shall have the right to determine whether an Optionee's termination was attributable to fraud, embezzlement, theft or other misconduct injurious to the Company or its subsidiaries or affiliates, and such determination shall be final and conclusive.

         5.6. Death. In the event an Optionee dies while employed by the Company or any of its subsidiaries or affiliates, any Option(s) granted to him not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, at any time within thirty days after the death of the Optionee, unless the Option is earlier terminated pursuant to its terms.

         5.7. Disability. In the event of the termination, by the Company or any of its subsidiaries or affiliates, of employment of an Optionee due to total disability, the Optionee or his guardian or legal representative shall have the unqualified right to exercise any Options which have not been


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previously exercised or expired and which the Optionee was eligible to exercise as of the first date of total disability (as determined by the Committee), at any time within thirty days after such termination, unless earlier terminated pursuant to its terms. The term "total disability" shall, for purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Code.

         5.8. Six-Month Holding Period. Notwithstanding anything to the contrary in the Plan, each Option (or the Shares underlying the Option) granted to an individual who is an officer of the Company (within the meaning of Section 16(b) of the Exchange Act) must be held by such individual for a combined period of at least six months from the date the Option is granted (or until such earlier date as satisfied any legal requirement for exemption under Rule 16b-3 and as satisfies all other applicable law), provided that the sale, transfer or other disposition of any Shares underlying any Option shall be permitted within such period to the extent the sale, transfer or other disposition is exempt under Rule 16b-3 and all other applicable law.

         5.9. Amendment and Modification of the Plan. The Board of Directors of the Company may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law, rule or regulation, provided that the Board of Directors of the Company may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 or any applicable law.

         5.10. Tax Withholding. The Company shall notify the Optionee of any income tax withholding requirements arising as a result of the exercise of an Option. The Company shall have the right to require such Optionee to pay such withholding taxes. If the Optionee shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee or to take such other action as may be necessary to satisfy such withholding obligations.

         5.11. Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities or other similar corporate transaction or event affects the Shares with respect to which Options have been or may be issued under the Plan, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of Options, (ii) the number and type of Shares subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option, or if deemed appropriate, make provision for a cash payment to the holder of any outstanding Option, provided, in each case, that with respect to "incentive stock options," no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate


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Section 422(b) of the Code or any successor provision, and provided further that the number of Shares subject to any Option denominated in Shares shall always be a whole number.

         5.12. Right of Discharge Reserved. Nothing in the Plan or the grant of an Option hereunder shall confer upon any employee or other individual the right to continue in the employment or service of the Company or any subsidiary or affiliate of the Company or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the employment or service of (or to demote or to exclude from future Options granted under the Plan) any such employee or other individual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Option granted in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the employee.

         5.13. Nature of Payments. All Options made pursuant to the Plan are in consideration of services performed for the Company or any subsidiary or affiliate of the Company. Any income or gain realized pursuant to Options granted under the Plan constitutes a special incentive payment to the Optionee and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any subsidiary or affiliate of the Company except as may be determined by the Committee or by the Board of Directors of the Company or directors of the applicable subsidiary or affiliate of the Company.

         5.14. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any Shares held under any Option until the date of issuance of the stock certificates to him for such shares. Except as provided in
Section 5.11 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

         5.15. Time of Granting Options. The grant of an Option shall occur only when a written Stock Option Agreement shall have been duly executed and delivered by or on behalf of the Company and the employee to whom such Option shall be granted.

         5.16. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.


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         5.17. Gender and Number. In order to shorten and to improve the understandability of the Plan document by eliminating the repeated usage of such phrases as "his or her" and any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context.

         5.18. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Texas and construed accordingly.

         5.19. Effective Date and Termination of Plan.

                  a) The Plan shall become effective upon approval of the Plan by the Company's Board of Directors and shareholders.

                  b) Options may be granted under the Plan at any time and from time to time on or prior to the tenth (10th) anniversary of the effective date of the Plan as set forth in Section 5.19(a) above, on which date the Plan will expire except as to Options then outstanding under the Plan. Such outstanding Options shall remain in effect until they have been exercised or terminated or have expired.

         5.20. Captions. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.



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